UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2011

Burlington Coat Factory Investments Holdings, Inc.

(Exact Name of Registrant As Specified In Charter)

Delaware	333-137917	20-4663833
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1830 Route 130 North

Burlington, New Jersey 08016

(Address of Principal Executive Offices, including Zip Code)

(609) 387-7800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Senior Notes Offering

On February 17, 2011, Burlington Coat Factory Warehouse Corporation (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporation and Wells Fargo Securities, LLC (collectively, the “Initial Purchasers”) relating to the issuance and sale of $450 million aggregate principal amount of 10.000% Senior Notes due 2019 at an issue price of 100.00% (the “Notes”).

On February 24, 2011, the Company completed its previously announced offering of the Notes by issuing the Notes in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act.

The Notes were issued pursuant to an indenture, dated February 24, 2010 (the “Indenture”), among the Company, the guarantors signatory thereto and Wilmington Trust FSB, governing the Notes. The Notes are senior unsecured obligations of the Company and are guaranteed on a senior basis by the Company, the Company’s direct parent, Burlington Coat Factory Investments Holdings, Inc. (“Holdings”), and each of the Company’s U.S. subsidiaries to the extent such guarantor is a guarantor of the Company’s obligations under the New Term Loan Facility (as defined below).

In connection with the issuance of the Notes, on February 24, 2011, the Company also entered into a registration rights agreement relating to the Notes, pursuant to which the Company has agreed to use its reasonable best efforts to file with the Securities and Exchange Commission and cause to become effective a registration statement with respect to a registered offer to exchange the Notes for new notes, with terms substantially identical in all material respects to the Notes.

Interest is payable on the Notes on each February 15 and August 15, commencing August 15, 2011. The Company may redeem some or all of the Notes at any time prior to February 15, 2015 at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest, if any, and an applicable make-whole premium. On or after February 15, 2015, the Company may redeem some or all of the Notes at redemption prices set forth in the indenture. In addition, at any time prior to February 15, 2014, the Company may redeem up to 35% of the aggregate principal amount of the Notes, at a specified redemption price with the net cash proceeds of certain equity offerings.

The Purchase Agreement contains customary representations, warranties and agreements by the Company. In addition, the Company has agreed to indemnify the Initial Purchasers against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Initial Purchasers may be required to make in respect of those liabilities. Furthermore, the Company has agreed with the Initial Purchasers not to offer or sell any debt securities issued or guaranteed by the Company for a period of 90 days after the date of the Purchase Agreement without the prior written consent of Goldman, Sachs & Co.

The Indenture contains covenants that, among other things, restrict the ability of the Company and the ability of Holdings and certain of its subsidiaries to: incur, assume or guarantee additional indebtedness; pay dividends or redeem or repurchase capital stock; make other restricted payments; incur liens; redeem debt that is junior in right of payment to the Notes; sell or otherwise dispose of assets, including capital stock of subsidiaries; enter into mergers or consolidations; and enter into transactions with affiliates. These covenants are subject to a number of important exceptions and qualifications. In addition, in certain circumstances, if the Company sells assets or experiences certain changes of control, it must offer to purchase the Notes.

The Company used the net proceeds from the offering of the Notes, together with borrowings under the New Term Loan Facility and the ABL Line of Credit (as defined below), to (i) repurchase any and all of the Company’s outstanding 11 1/8% Senior Notes due 2014 (the “BCF Notes”) and Holdings’ outstanding 14 1/2% Senior Discount Notes due 2014 (the “Holdings Notes” and, together with the BCF Notes, the “Existing Notes”), pursuant to cash tender offers commenced by the Company and Holdings on February 9, 2011, and to redeem any Existing Notes that remain outstanding after the completion of the cash tender offers, and pay related fees and expenses, including tender or redemption premiums and accrued interest on the Existing Notes, (ii) to repay existing indebtedness and (iii) to pay a special cash dividend of approximately $300.0 million in the aggregate to the equity holders of Burlington Coat Factory Holdings, Inc. (“BCFH”) on a pro rata basis, and to pay related fees and expenses. Any remaining net proceeds will be used for general corporate purposes.

Tender Offer and Redemption

In connection with the offering of the Notes, the application of proceeds therefrom and the previously announced early settlement of the cash tender offers of the Company and Holdings for any and all of the BCF Notes and the Holdings Notes, respectively, on February 24, 2011, the Company entered into a Second Supplemental Indenture, dated February 24, 2011 (the “Second Supplemental Indenture”), between the Company, the guarantors signatory thereto and Wilmington Trust FSB, relating to an Indenture (as amended, supplemented or otherwise modified, the “BCF Indenture”), dated April 13, 2006, between the Company, the guarantors signatory thereto and the Wilmington Trust FSB (as successor trustee to Wells Fargo Bank, N.A.), and Holdings entered into a First Supplemental Indenture, dated February 24, 2011 (the “First Supplemental Indenture”), between the Company and Wilmington Trust FSB, relating to an Indenture, dated April 13, 2006 (as amended, supplemented or otherwise modified, the “Holdings Indenture”), between the Company and the Wilmington Trust FSB (as successor trustee to Wells Fargo Bank, N.A.), to eliminate substantially all of the restrictive covenants, certain affirmative covenants, certain events of default and substantially all of the restrictions on the ability of BCF or Holdings, as applicable, to merge, consolidate or sell all or substantially all of their properties or assets contained in each indenture and the related Existing Notes.

In addition, in connection with the early tender and settlement of 100% of the Holdings Notes by the noteholders of the Holdings Notes on February 24, 2011, Holdings satisfied and discharged its obligations under the Holdings Indenture and with respect to the Holdings Notes.

Further, on February 24, 2011, the Company delivered a notice of redemption for the remaining principal amount not purchased in the early tender and settlement of the BCF Notes, and irrevocably deposited with Wilmington Trust FSB an amount of funds sufficient to pay the redemption price of the BCF Notes to satisfy and discharge its obligations under the BCF Indenture and with respect to the BCF Notes. On April 15, 2011, the Company will redeem the remaining principal amount outstanding of the BCF Notes at a redemption price equal to 102.781% of the aggregate principal amount of the BCF Notes to be redeemed, plus accrued and unpaid interest on the BCF Notes to the redemption date.

New Term Loan

In connection with the offering of the Notes, on February 24, 2011, the Company refinanced its $900.0 million existing senior secured term loan credit facility (the “Existing Term Loan Facility”), issued in the original principal amount of $900.0 million, with the proceeds of a new $1.0 billion senior secured term loan facility (the “New Term Loan Facility”).

On February 24, 2011, the Company and Holdings and the U.S. and Puerto Rican subsidiaries of the Company from time to time party thereto, as facility guarantors (collectively, the “Term Loan Guarantors”) entered into a new credit agreement (the “New Term Loan Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Term Loan Administrative Agent”) and as collateral agent, the lenders party thereto, J.P. Morgan Securities LLC and Goldman Sachs Lending Partners LLC, as joint bookrunners and J.P. Morgan Securities LLC, Goldman Sachs Lending Partners LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as joint arrangers, governing the terms of the New Term Loan Facility.

Like the Existing Term Loan Facility, the New Term Loan Facility is secured by (a) a perfected first priority lien on substantially all real and personal property of the Company and the Term Loan Guarantors and (b) a perfected second priority lien on all inventory, accounts and personal property related to inventory and accounts of the Company and the Term Loan Guarantors, in each case subject to various limitations and exceptions. The New Term Loan Facility requires the Company to maintain a minimum consolidated interest coverage ratio and a maximum consolidated leverage ratio (each measured quarterly) and contains limitations on the Company’s ability to, among other things, incur indebtedness and liens, make investments, capital expenditures and restricted payments, sell assets and prepay certain indebtedness. The New Term Loan Facility also requires the Company to prepay the loans thereunder with a portion of its excess cash flow (commencing with the fiscal year ending January 28, 2012), the proceeds of certain indebtedness and, subject to certain re-investment rights, the proceeds of certain asset sales of certain casualty or other insured events. The New Term Loan Facility contains customary events of default including for failure to make payments under the New Term Loan Facility, materially incorrect representations, breaches of covenants (subject to a 30 day grace period after notice in the case of certain covenants), cross-default to other material indebtedness, material unstayed judgments, certain ERISA, bankruptcy and insolvency events, failure of guarantees or security to remain in full force and effect, change of control, certain uninsured losses to any material portion of the collateral, any undismissed felony indictment of any Term Loan Guarantors or the Company or the imposition of orders or stays having a material adverse effect.

The interest rates for the New Term Loan Facility are based on: (i) for LIBO rate loans for any interest period, at a rate per annum equal to (a) the greater of (x) the LIBO rate as determined by the Term Loan Administrative Agent, for such interest period multiplied by the Statutory Reserve Rate (as defined in the New Term Loan Credit Agreement) and (y) 1.50% (the “Term Loan Adjusted LIBO Rate”), plus an applicable margin; and (ii) for prime rate loans, a rate per annum equal to the highest of (a) the variable annual rate of interest then announced by JPMorgan Chase Bank, N.A. at its head office as its “prime rate,” (b) the federal funds rate in effect on such date plus 0.50% per annum, and (c) the Term Loan Adjusted LIBO Rate for the applicable class of term loans for one-month plus 1.00%, plus, in each case, an applicable margin.

In addition, the New Term Loan Facility provides for an uncommitted incremental term loan facility of up to $150.0 million that is available subject to the satisfaction of certain conditions.

The New Term Loan Facility has a six year maturity, except that term loans made in connection with the incremental term loan facility or extended in connection with the extension mechanics of the New Term Loan Facility have the maturity dates set forth in the amendments applicable to such term loans.

New ABL Facility

In connection with the offering of the Notes and the refinancing of the Existing Term Loan Facility, on February 24,

2011, the Company entered into a First Amendment (the “First Amendment”) to the Amended and Restated Credit Agreement, dated January 15, 2010 (as amended, supplemented and otherwise modified, the “Amended ABL Credit Agreement”), among the Company, as lead borrower, the borrowers party thereto, the facility guarantors party thereto, Bank of America, N.A. as administrative agent and collateral agent, the lenders party thereto, Wells Fargo Retail Finance, LLC and Regions Bank as co-syndication agents, J.P. Morgan Securities Inc. and UBS Securities LLC as co-documentation agents and General Electric Capital Corporation, US Bank, National Association and SunTrust Bank as senior managing agents, governing the Company’s existing senior secured asset-based revolving credit facility (the “ABL Line of Credit”) to permit the Company to, among other things, (i) issue and guarantee the Notes, (ii) incur additional indebtedness in connection with the refinancing of the Existing Term Loan Facility by increasing the limitation on term loan indebtedness from $900.0 million to $1.0 billion, (iii) have additional flexibility to make investments, capital expenditures, and dividends and other distributions with respect to equity interests and (iv) make a cash dividend of approximately $300.0 million in the aggregate to the equity holders of BCFH on a pro rata basis.

The foregoing descriptions of the Second Supplemental Indenture, the First Supplemental Indenture, the Purchase Agreement, the Indenture, the form of the Notes, the Registration Rights Agreement, New Term Loan Credit Agreement and the First Amendment are qualified in their entirety by reference to such documents, copies of which are attached hereto as Exhibits 4.1, 4.2, 1.1, 4.3, 4.4, 10.1, 10.2 and 10.3, respectively, and are incorporated into this item 1.01 by reference.

Disclosure Regarding Forward-Looking Statements:

Some of the statements in this report may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements. These statements are only predictions and as such are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. For a discussion of these risks, uncertainties and assumptions, any of which could cause our actual results to differ from those contained in the forward-looking statement, see the section of the Company’s Transition Report on Form 10-K/T for the period from May 31, 2009 through January 30, 2010, entitled “Risk Factors” and discussions of potential risks and uncertainties in the Company’s subsequent filings with the Securities and Exchange Commission.

Item 1.02	Termination of a Material Definitive Agreement.

The information contained in Item 1.01 is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Purchase Agreement, dated February 17, 2011, among Burlington Coat Factory Warehouse Corporation, the guarantors signatory thereto, Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporation and Wells Fargo Securities, LLC.

4.1	Second Supplemental Indenture, dated February 24, 2011, among Burlington Coat Factory Warehouse Corporation, the guarantors signatory thereto and Wilmington Trust FSB.

4.2	First Supplemental Indenture, dated February 24, 2011, between Burlington Coat Factory Investments Holdings, Inc. and Wilmington Trust FSB.

4.3	Indenture, dated February 24, 2011, among Burlington Coat Factory Warehouse Corporation, the guarantors signatory thereto and Wilmington Trust FSB.

4.4	Form of 10.000% Senior Notes due 2019 (included in Exhibit 4.3 hereto).

10.1	Registration Rights Agreement, dated February 24, 2011, among Burlington Coat Factory Warehouse Corporation, the guarantors signatory thereto, Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporation and Wells Fargo Securities, LLC.

10.2	Credit Agreement, dated February 24, 2011, among Burlington Coat Factory Warehouse Corporation, Burlington Coat Factory Investments Holdings, Inc., the facility guarantors signatory thereto, JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, the lenders party thereto, J.P. Morgan

Securities LLC and Goldman Sachs Lending Partners LLC, as joint bookrunners and J.P. Morgan Securities LLC, Goldman Sachs Lending Partners LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as joint arrangers.

10.3	First Amendment, dated February 24, 2011, to the Amended and Restated Credit Agreement, dated as of January 15, 2010, among Burlington Coat Factory Warehouse Corporation, as Lead Borrower, the Borrowers and the Facility Guarantors party thereto, Bank of America, N.A., as Administrative Agent and as Collateral Agent, the Lenders party thereto, Wells Fargo Retail Finance, LLC and Regions Bank, as Co-Syndication Agent, J.P. Morgan Securities Inc. and UBS Securities LLC, as Co-Documentation Agents and General Electric Capital Corporation, US Bank, National Association and Suntrust Bank as Senior Managing Agents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON COAT FACTORY INVESTMENTS HOLDINGS, INC.

/s/ Robert L. LaPenta, Jr.
Robert L. LaPenta, Jr.
Vice President and Treasurer

Date: February 24, 2011

EXHIBIT INDEX

Exhibit No.	Description

1.1	Purchase Agreement, dated February 17, 2011, among Burlington Coat Factory Warehouse Corporation, the guarantors signatory thereto, Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporation and Wells Fargo Securities, LLC.

4.1	Second Supplemental Indenture, dated February 24, 2011, among Burlington Coat Factory Warehouse Corporation, the guarantors signatory thereto and Wilmington Trust FSB.

4.2	First Supplemental Indenture, dated February 24, 2011, between Burlington Coat Factory Investments Holdings, Inc. and Wilmington Trust FSB.

4.3	Indenture, dated February 24, 2011, among Burlington Coat Factory Warehouse Corporation, the guarantors signatory thereto and Wilmington Trust FSB.

4.4	Form of 10.000% Senior Notes due 2019 (included in Exhibit 4.3 hereto).

10.1	Registration Rights Agreement, dated February 24, 2011, among Burlington Coat Factory Warehouse Corporation, the guarantors signatory thereto, Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporation and Wells Fargo Securities, LLC.

10.2	Credit Agreement, dated February 24, 2011, among Burlington Coat Factory Warehouse Corporation, Burlington Coat Factory Investments Holdings, Inc., the facility guarantors signatory thereto, JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, the lenders party thereto, J.P. Morgan Securities LLC and Goldman Sachs Lending Partners LLC, as joint bookrunners and J.P. Morgan Securities LLC, Goldman Sachs Lending Partners LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as joint arrangers.

10.3	First Amendment, dated February 24, 2011, to the Amended and Restated Credit Agreement, dated as of January 15, 2010, among Burlington Coat Factory Warehouse Corporation, as Lead Borrower, the Borrowers and the Facility Guarantors party thereto, Bank of America, N.A., as Administrative Agent and as Collateral Agent, the Lenders party thereto, Wells Fargo Retail Finance, LLC and Regions Bank, as Co-Syndication Agent, J.P. Morgan Securities Inc. and UBS Securities LLC, as Co-Documentation Agents and General Electric Capital Corporation, US Bank, National Association and Suntrust Bank as Senior Managing Agents.